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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
 May 15, 2008

Finisar Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27999 (Commission File No.)	94-3038428 (I.R.S. Employer Identification No.)
1389 Moffett Park Drive Sunnyvale, CA 94089 (Address of principal executive offices)

Registrant's telephone number, including area code:
 (408) 548-1000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        Pursuant to Current Reports filed on May 16, 2008 (the "Prior Form 8-Ks"), Finisar Corporation, a Delaware corporation ("Finisar"), and Optium Corporation, a Delaware corporation ("Optium"), reported the execution of an Agreement and Plan of Merger (the "Merger Agreement") providing for the combination of Finisar and Optium through the merger of Fig Combination Corporation, a Delaware corporation and a wholly-owned subsidiary of Finisar, with and into Optium on the terms and subject to the conditions thereof. Filed herewith as Exhibits 2.1, 10.1 and 10.2 are the Merger Agreement and the forms of Voting Agreement referred to therein. Summaries of certain provisions of the Merger Agreement and such Voting Agreements were contained in Item 1.01 of the Prior Form 8-Ks. Such summaries are qualified in their entirety by the Merger Agreement and Voting Agreements filed herewith.

Important Additional Information

        In connection with the proposed combination of Finisar and Optium, Finisar plans to file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and Optium plans to file with the SEC the same Joint Proxy Statement/Prospectus. The definitive Joint Proxy Statement/Prospectus will be mailed to the stockholders of Finisar and Optium after clearance with the SEC. Each company will also file with the SEC from time to time other documents relating to the proposed combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT IS FILED WITH THE SEC, AND OTHER DOCUMENTS FILED BY EITHER FINISAR OR OPTIUM WITH THE SEC RELATING TO THE PROPOSED COMBINATION WHEN THEY ARE FILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION.

        Copies of the documents filed with the SEC by Finisar or Optium may be obtained free of charge from the SEC website maintained at www.sec.gov. In addition, Finisar's SEC filings may be obtained free of charge from Finisar's website (www.Finisar.com) or by calling Finisar's Investor Relations department at 408-542-5050 and Optium's filings may be obtained free of charge from Optium's website (www.Optium.com) or by calling Optium's Investor Relations department at 267-803-3801.

        Each of Finisar and Optium, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from that company's respective stockholders in connection with the proposed combination. Information about the directors and executive officers of Finisar (including their respective ownership of Finisar shares) is contained in Finisar's annual meeting proxy statement filed with the SEC on February 21, 2008 and available free of charge in the manner described above. Information about the directors and executive officers of Optium (including their respective ownership of Optium shares) is contained in Optium's annual meeting proxy statement filed with the SEC on November 13, 2007 and available free of charge in the manner described above. Additional information regarding the interests of such participants in the proposed combination will be included in the Joint Proxy Statement/Prospects and the other documents filed by each company with the SEC relating to the proposed combination (when filed).

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Item 9.01.    Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit No.:	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of May 15, 2008, by and among Finisar Corporation, Fig Combination Corporation and Optium Corporation*
Exhibit 10.1	Form of Voting Agreement (Optium Stockholder)
Exhibit 10.2	Form of Voting Agreement (Finisar Stockholder)

*
Schedules have been omitted and Finisar agrees to furnish supplementally to the Commission a copy of any omitted schedule upon request.

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Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2008

Finisar Corporation
By:	/s/ STEPHEN K. WORKMAN Stephen K. Workman Senior Vice President, Finance and Chief Financial Officer

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 9.01. Financial Statements and Exhibits.